UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2004

COTTON STATES LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Georgia	002-39729	58-0830929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Perimeter Center Parkway, N.E.
Atlanta, Georgia
(Address of principal executive offices)

30346
(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8600

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On October 26, 2004, Cotton States Life Insurance Company (the “Company”) issued a press release announcing the results of the special shareholders meeting held on October 25, 2004.The shareholders of the Company have approved the Agreement and Plan of Merger, pursuant to which the Company will merge with a subsidiary of COUNTRY Life Insurance Company. A copy of the press release is attached as Exhibit 99.1

Item 9.01 Financial Information and Exhibits

     (c) Exhibits

99.1	Press Release dated October 26, 2004.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2004

COTTON STATES LIFE INSURANCE COMPANY
By: /s/ J. Ridley Howard Name: J. Ridley Howard Title: Chairman, President and Chief Executive Officer
By: /s/ William J. Barlow Name: William J. Barlow Title: Vice President of Finance

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 26, 2004